UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 11, 2014

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(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

8390 Via de Ventura, Suite F-110, #215 Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

(928) 515-1942

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Events.

On July 11, 2014, El Capitan Precious Metals, Inc. (the “Company”) completed the sale of 575,043 shares of its common stock to Southridge Partners II, LP (“Southridge”) pursuant to the Company’s pre-existing Equity Purchase Agreement (the “Agreement”) with Southridge. The offering and sale of such shares was made pursuant to the Company’s effective registration statement on Form S-3 (SEC File No. 333-193208) previously filed with the Securities and Exchange Commission, and a prospectus supplement thereunder. A copy of the opinion of Maslon Edelman Borman & Brand, LLP relating to the legality of the issuance and sale of such shares in the offering is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

5.1	Opinion of Maslon Edelman Borman & Brand, LLP

23.1	Consent of Maslon Edelman Borman & Brand, LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ John F. Stapleton
Date: July 11, 2014		Name: John F. Stapleton
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Maslon Edelman Borman & Brand, LLP

23.1	Consent of Maslon Edelman Borman & Brand, LLP (included in Exhibit 5.1)

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